J.P. Morgan Healthcare Conference January 15, 2014 A Better World through Better DNA ™

© 2014 Intrexon Corp.  All rights reserved. 2
Forward-Looking Statements
© 2014 Intrexon Corp. All rights reserved. Intrexon Corporation issharing the following materials for informational purposes only. Such materials do not constitute an offer tosell or thesolicitation of an offer to buy any securities of Intrexon. Any offerandsale of Intrexon’s securities will be made, if at all, only upon the registrationand qualification of such securities under allapplicable federaland state securities laws or pursuant toan exemption from such requirements. The attached information has been prepared in good faith by Intrexon. However, Intrexon makes no representations or warranties as to the completeness or accuracy of any such information. Any representations or warranties as to Intrexon shall be limited exclusively to any agreements that may be entered into by Intrexon and to such representations and warranties as mayarise under law upon distribution of any prospectus or similar offering document by Intrexon.
Special Note Regarding Forward-Looking Statements
Some of the matters discussed in this presentation may constitute forward-looking statements within the meaning of the “safe harbor”
provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements are based on Intrexon’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to Intrexon or are within its control. The following factors, among others, could cause actual results to vary from the forward-looking statements: These risks and uncertainties include, but are not limited to, (i) our ability to enter into new exclusive channel collaborations (ECCs); (ii) developments concerning our existing ECCs; (iii) competition from existing technologies and products or new technologies and products that may emerge; (iv) our ability, and the ability of our collaborators, to protect our intellectual property and other proprietary rights and technologies; (v) the ability of our collaborators to secure any necessary regulatory approvals to commercialize any products developed under the ECCs; (vi) the rate and degree of market acceptance of any products developed by a collaborator under an ECC; and (vii) our expectations relating to AquaBounty. Intrexon does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. Additional information about factors affecting Intrexon is available in Intrexon’s Quarterly Report on
Form 10-Q for the period ended September 30, 2013, and other filings with the SEC, which are available at www.sec.gov.
Use of Non-GAAP Financial Measures
This presentation presents Adjusted EBITDA and Pro Forma Adjusted EBITDA earnings per share, which are non-GAAP financial measures within the meaning of applicable rules and regulations of the Securities and Exchange Commission (“SEC”). For a
reconciliation of Adjusted EBITDA to net loss attributable to Intrexon in accordance with generally accepted accounting principles and for a discussion of the reasons why the company believes that these non-GAAP financial measures provide information that is useful to investors see the tables below under “Reconciliation of GAAP to Non-GAAP Measures.” Such information is provided as additional information, not as an alternative to our consolidated financial statements presented in accordance with GAAP, and is intended to enhance an overall understanding of our current financial performance.

© 2014 Intrexon Corp.  All rights reserved. 3
Intrexon Thesis
We apply
engineering principles to biological
systems
in
large and established markets
with
built-in
demand
using a
scalable capital efficient business
model
to develop
imperative high value applications
for present and future generations while
delivering
meaningful returns to our
shareholders.

Genentech MONSANTO novozymes

INTREXON — the benefits of our synthetic biology

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 4
Artisanal biological systems do not scale
Industrial  leaders in life sciences — the artisanal approach
First mover applying engineering
principles to biological systems
Precise control over function and
output of living cells
Continuous learning for improved
gene programs and cellular systems
Production at industrial scale
More effective products
Less costly production
More sustainable solutions
Broadly applicable across markets
Integration through engineering modularization

DESIGN
BUILD
TEST
LEARN
Human
Animal
Plant
Microbe

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 5
Intrexon applies engineering principles to markets…
Integrated technologies that allow us to rapidly design-build-test-learn enable us to predict the probability of success across various applications
Health
Food
Consumer
Energy
Environment
Controlled expression
across varying cell types
Intrexon
Technologies
UltraVector®
RheoSwitch®
LEAP™
Cell Systems Informatics
Protein Engineering
mAbLogix™
AttSite™ recombinases

© 2014 Intrexon Corp.  All rights reserved. 6
Year
1961 1970 1980 1990 2000 2008 2015 2030 2050
World’s Natural Resource Capacity
0.0
0.5
1.0
1.5
2.0
2.5
Built-up land
Forest
Fishing
Key
Grazing
Carbon
Cropland
Source: WWF Living Planet Report 2012
With built-in demand
A Demand Proxy for Biotechnology

H He
Li Be B C N O F Ne
Na Mg Al Si P S Cl Ar
K Ca Sc Ti V Cr Mn Fe Co Ni Cu Zn Ga Ge As Se Br Kr
Rb Sr Y Zr Nb Mo Tc Ru Rh Pd Ag Cd In Sn Sb Te I Xe
Cs Ba La-Lu Hf Ta W Re Os Ir Pt Au Hg Tl Pb Bi Po At Rn
Fr Ra Ac-Lr Rf Db Sg Bh Hs Mt Ds Rg Cn Uut Fl Uup Lv Uus Uuo
http://www.periodni.com
La Ce Pr Nd Pm Sm Eu Gd Tb Dy Ho Er Tm Yb Lu
Ac Th Pa U Np Pu Am Cm Bk Cf Es Fm Md No Lr

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 7
That require new bio-based solutions…
A new generation of companies led by Intrexon creating
A Better World through Better DNA ™
Approaches to developing imperative products with real world value

© 2014 Intrexon Corp.  All rights reserved. 8
Exclusive License to
Practice
All of Intrexon’s
technology in a
particular Field
To commercialize
valuable products
Backend Economics
Cost Recovery
Technology Access
Fee (Cash/Equity)
Using a scalable business model…
Alignment of Economic Interests
Partner Intrexon
Biotools Delivery Model + Biotech Revenue Model

© 2014 Intrexon Corp. All rights reserved. 9 That is capital efficient Third Quarter 2013 Third Quarter 2013 Cost Recovery as % of OpEx 28% Deal Money as % of OpEx 32%

INTREXON
Dashboard
Algae
Bacteria
CHO
Fungi
Mammalian
Plant
Yeast

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 10
By increasing collaborations through the use of technologies
Health Food Energy Environment
Bio-engineering platform will provide collaborators with direct access to Intrexon’s proprietary technologies and capabilities to design, build and test solutions

© 2014 Intrexon Corp.  All rights reserved. 11
Illustrative applications in Health – Gene and cell-based
POC/Product
Optimization
Pre-Clinical
Phase
I
Phase
II
Phase
III
Cancers
•
Melanoma
•
Breast cancer
•
Malignant glioma
Ocular Diseases
•
Age-related macular degeneration
•
Glaucoma
Rare Diseases
•
Friedreich’s ataxia
•
Mitochondrial disorders
Connective Tissue and Skin Disorders
•
Recessive dystrophic epidermolysis bullosa
•
Morphea, cutaneous eosinophilias, psoriasis
•
Ehlers-Danlos syndrome (hypermobility type)
Infertility - Egg cell maturation

© 2014 Intrexon Corp.  All rights reserved. 12
•
Natural production platforms (plant or
microbe) for building block chemicals
Illustrative applications in Food and Energy
•
Genetically engineered field crops for
stress (drought and cold) tolerance
•
Improved traits for bruise resistance,
nutritional benefits, and flavor
enhancement in button mushrooms
•
Genetically engineered finfish
(e.g. salmon, trout) to advance
sustainability and production
efficiency
•
Natural gas upgrading to higher value
fuels and chemicals (e.g. isobutanol)
Input:
Natural Gas
Potential Products:
Acids,
Terpenes,
Fragrances,
Fuels, Chemicals,
Lubricants,
Alcohols
Fermentation
Aquaculture
Approval stage per FDA process
Agriculture
Bioconversion
Bioproduction

© 2014 Intrexon Corp.  All rights reserved. 13
Illustrative applications in Environment and Consumer
•
Engineering drought tolerant and
disease/pest resistant turf grass
•
Developing new generation of
highly-effective, sustainable pest
control products
•
Designing new bio-diverse
products for fine and decorative
arts, accessories, toys and
unique novelties
•
Skin and hair care products
Pest Control
Lawn Care
Cosmetics
“Living Art”

© 2014 Intrexon Corp.  All rights reserved. 14
3 months ended 3 months ended
September 30, 2013 September 30, 2013
9 months ended 9 months ended
September 30, 2013 September 30, 2013
Total Cash and Investments (excluding equity securities) - $309 million
Total Equity Securities - $108 million
Net income (loss) attributable to Intrexon $15.4 million ($26.8 million)
Basic and diluted EPS $0.15 ($2.05)
Adjusted EBITDA ($5.1 million)* ($16.6 million)*
Basic and diluted pro forma adjusted EBITDA per share ($0.06)* ($0.20)*
Cost recovery revenues as % of total operating expenses 28% -
Approximately 97 million shares outstanding
208 employees as of December 31, 2013
While delivering meaningful returns to shareholders
*Non-GAAP financial measure.  See Appendix.

© 2014 Intrexon Corp.  All rights reserved. 15
Company Focus
Increasing revenue streams through Exclusive Channel
Collaborations and strategic acquisitions
Converting Technology Leadership to Industrial Leadership
Increase cost recovery
Increase deal money
Revenue generation from
future royalty streams
To Lead the
Second
Generation of
Biotech

© 2014 Intrexon Corp.  All rights reserved. 16
Why are we here?
•
Establish additional Exclusive Channel Collaborations with
companies that are focused, well-managed and with deep
expertise in their respective areas
•
Establish collaborations with technology companies to
advance tools and capabilities of synthetic biology
•
Add excellent talent to the Intrexon team
•
Update the investment community on Intrexon’s progress
and plans

© 2014 Intrexon Corp.  All rights reserved. 17
Appendix
Intrexon Corporation and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
(Unaudited)
Adjusted EBITDA. To supplement our financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), we present Adjusted EBITDA.  A reconciliation of Adjusted EBITDA to our net income or loss attributable to Intrexon under GAAP appears below.  Adjusted
EBITDA is a non-GAAP financial measure that we calculate as net income or loss attributable to Intrexon adjusted for income tax expense or benefit, interest expense, depreciation and amortization, stock-based compensation, contribution of services by shareholder, unrealized appreciation or depreciation in the fair value of equity securities, gain on previously held equity investment, equity in net loss of affiliate and the change in deferred revenue related to upfront and milestone payments.  Adjusted EBITDA is a key metric for our management and Board of Directors for evaluating our financial and operating performance, generating future operating plans and making strategic decisions about the allocation of capital.  Management and the Board of Directors believe that adjusted EBITDA is useful to understand the long-term performance of our core business and facilitates comparisons of our operating results over multiple reporting periods.  We are providing this information to investors and others to assist them in understanding and evaluating our operating results in the same manner as our management and board of directors. While we believe that this non-GAAP financial measure is useful in evaluating our business, and may be of use to investors, this information should be considered as supplemental in nature and is not meant as a substitute for the related financial information prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as non-GAAP financial measures presented by other companies. Adjusted EBITDA is not a measure of financial performance under GAAP, and is not intended to represent cash flows from operations under GAAP and should not be used as an alternative to net income or loss as an indicator of operating performance or to represent cash flows from operating, investing or financing activities as a measure of liquidity.  We compensate for the limitations of Adjusted EBITDA by using it only to supplement our GAAP results to provide a more complete understanding of the factors and trends affecting our business.  Adjusted EBITDA has its limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP.
Continued on next slide …

© 2014 Intrexon Corp.  All rights reserved. 18
Appendix (continued)
In addition to the reasons stated above, which are generally applicable to each of the items we exclude from our non-GAAP financial measure, we believe it is appropriate to exclude certain items for the following reasons:
Interest expense may be subject to changes in interest rates which are beyond our control;
Depreciation of our property and equipment and amortization of acquired identifiable intangibles can be affected by the timing and magnitude of business combinations and capital asset purchases;
Stock-based compensation expense is a noncash expense and may vary significantly based on the timing, size and nature of awards granted and also because the value is determined using formulas which incorporate variables, such as market volatility;
Contribution of services by shareholder is a noncash expense which we exclude in evaluating our financial and operating performance;
Unrealized appreciation or depreciation in the fair value of securities which we hold in our collaborators may be significantly impacted by market volatility and other factors which are outside of our control in the short term and we intend to hold these securities over the long term;
Equity in net loss of affiliate and the gain on such equity investment occurred as a result of our initial investment in AquaBounty in the fourth quarter of 2012 and the subsequent additional investment in the first quarter of 2013 which resulted in a controlling interest by us and the consolidation of the investment.  We believe excluding the impact of such losses or gains on these types of strategic investments from our operating results is important to facilitate comparisons between periods; and
GAAP requires us to account for our collaborations as multiple-element arrangements.  As a result, we defer certain collaboration revenues because certain of our performance obligations cannot be separated and must be accounted for as one unit of accounting.  The collaboration revenues that we so defer arise from upfront and milestone payments received from our collaborators, which we recognize over the future performance period even though our right to such consideration is neither contingent on the results of our future performance nor refundable in the event of nonperformance. In order to evaluate our operating performance, our management adjusts for the impact of the change in deferred revenue for these upfront and milestone payments in order to include them as a part of adjusted
EBITDA when the transaction is initially recorded.  The adjustment for the change in deferred revenue removes the noncash revenue recognized during the period and includes the cash and stock received from collaborators for upfront and milestone payments during the period.  We believe that adjusting for the impact of the change in deferred revenue in this manner is important since it permits us to make quarterly and annual comparisons of our ability to consummate new collaborations or to achieve significant milestones with existing collaborators.  Further, we believe it is useful when evaluating our financial and operating performance, generating future operating plans and making strategic decisions about the allocation of capital.
Pro forma adjusted EBITDA per share. Our calculations for pro forma adjusted EBITDA per share, basic and diluted, assumes, as of the end of the respective period, the conversion of all outstanding shares of our redeemable convertible preferred stock plus all cumulative dividends payable thereon into shares of common stock as if such conversion had occurred as of the later of (i) the beginning of the period or (ii) the issuance date of those shares.  Because all of our shares of redeemable convertible preferred stock and all accrued and cumulative dividends thereon automatically converted into common shares upon the closing of our initial public offering on August 13, 2013, we believe that the inclusion of such shares on an as-converted basis results in a useful metric for our investors, analysts and others when evaluating our results on a comparable basis with other periods.  While our management and board of directors believe that this non-GAAP per share metric is useful in evaluating our past adjusted EBITDA results, and may be of use to investors, analysts and others, this information should be considered supplemental in nature and is not meant as a substitute for the per share information prepared in accordance with GAAP.  In addition, this non-GAAP per share metric may not be the same as non-GAAP per share metrics presented by other companies. Pro forma adjusted EBITDA per share is not a measure of financial performance under GAAP, and is not intended to represent cash flows per share from operations under GAAP and should not be used as an alternative to net income or loss per share as an indicator of operating performance or to represent cash flows from operating, investing or financing activities as a measure of liquidity. We compensate for the limitations of pro forma adjusted EBITDA per share by using it only to supplement our GAAP results to provide a more complete understanding of the factors and trends affecting our business. Pro forma adjusted EBITDA per share has its limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP.
Continued on next slide …

The following table presents a reconciliation of net income (loss) attributable to Intrexon to EBITDA and also to adjusted EBITDA for each of the periods indicated:

	Three months ended September 30, 2013	Three months ended September 30, 2012	Nine months ended September 30, 2013	Nine months ended September 30, 2012
	(In thousands)			
Net income (loss) attributable to Intrexon	$ 15,440	$ (20,490)	$ (26,776)	$ (50,937)
Interest expense	6	17	30	42
Depreciation and amortization	1,748	2,064	5,421	5,976
EBITDA	$ 17,194	$ (18,409)	$ (21,325)	$ (44,919)
Stock-based compensation expense	633	439	1,828	959
Contribution of services by shareholder	388	388	1,163	1,163
Unrealized (appreciation) depreciation in fair value of equity securities	(27,339)	3,940	(5,704)	(12,031)
Gain on previously held equity investment	—	—	(7,415)	—
Equity in net loss of affiliate	—	—	390	—
Impact of change in deferred revenue related to upfront and milestone payments	4,032	(487)	14,487	5,358
Adjusted EBITDA	$ (5,092)	$ (14,129)	$ (16,576)	$ (49,470)

The following table presents the calculation of pro forma adjusted EBITDA per share, basic and diluted, for each of the periods indicated:

	Three months ended September 30, 2013	Three months ended September 30, 2012	Nine months ended September 30, 2013	Nine months ended September 30, 2012
	(In thousands)			
Pro forma adjusted EBITDA per share:				
Numerator:				
Adjusted EBITDA (in thousands)	$ (5,092)	$ (14,129)	$ (16,576)	$ (49,470)
Denominator (1) (2):				
Pro forma weighted average common shares used in computing pro forma adjusted EBITDA per share, basic and diluted	91,558,838	70,170,717	83,738,327	68,969,293
Pro forma adjusted EBITDA per share, basic and diluted	$ (0.06)	$ (0.20)	$ (0.20)	$ (0.72)

INTREXON®

© 2014 Intrexon Corp.  All rights reserved. 19
Appendix (continued)
1) Pro forma adjusted EBITDA  per share, basic and
diluted have been calculated for the three and nine
month periods ended September 30, 2013 after giving
effect to (i) the conversion of 112,906,464  shares of
our preferred stock outstanding on January 1, 2013 into
64,517,977 shares of common stock upon the
completion of our initial public offering; (ii) the
issuance of 19,047,619 shares of Series F preferred
stock issued between January 1, 2013 and April 30,
2013 and the conversion of those shares into
10,884,353 shares of our common stock upon the
completion of our initial public offering; and (iii) the
conversion upon the completion of our initial public
offering of aggregate cumulative dividends on our
preferred stock of $68.8 million into 4,302,800 shares
of our common stock at the initial public offering price
of $16.00 per share.
2) Pro forma adjusted EBITDA per share, basic and
diluted have been calculated for the three and nine
month periods ended September 30, 2012 after giving
effect to (i) the conversion of 97,096,941 shares of our
preferred stock outstanding on January 1, 2012 into
55,483,966  shares of our common stock upon the
completion of our initial public offering; (ii) the
issuance of 11,047,618 shares of Series E preferred
stock issued between January 1, 2012 and September
30, 2012 and the conversion of those shares into
6,312,924 shares of our common stock upon the
completion of our initial public offering; and (iii) the
conversion upon completion of our initial public
offering of aggregate cumulative dividends on our
preferred stock of $44.8 million into 2,797,300 shares
of our common stock, assuming the initial public
offering closed on September 30, 2012 at the initial
public offering price of $16.00 per share.